UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2006

                            WELLCO ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                     1-5555            56-0769274
(State or other jurisdiction        (Commission        (IRS Employer
       of Incorporation)            File Number)     Identification No.)

150 Westwood Circle, P.O. Box 1888, Waynesville, NC     28786
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:(828)456-3545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant of Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of
Listing.

Paragraph (a) of Item 3.01

On May 18, 2006 the Company received a Warning Letter from the AMEX pursuant to
Section 1009(a)(i) of the AMEX Company Guide (the "Company Guide") and notice of failure to satisfy a continued listing standard (the "Warning Letter"). The Company gave notice to the AMEX on May 15, 2006 that it is not in compliance with Section 121(B)(2)(a) of the Company Guide requiring that the Company have an Audit Committee of at least three members. The Warning Letter states that the AMEX has determined that the Company is not in compliance with Section 121(B)(2)(a) of the Company Guide which states that each issuer must have, and certify that it has and will continue to have, an Audit Committee of at least three members. Specifically, William M. Cousins, Jr. resigned as a member of the Board of Directors and Audit Committee of the Company on May 11, 2006. Consequently, the Company's Audit Committee is comprised of two members rather than the requisite three. The AMEX has given the Company, based on representations the Company has made that it will take prompt corrective action to resolve these deficiencies, until November 30, 2006, to regain compliance with the AMEX listing requirements. The AMEX has determined not to apply at this time the continued listing evaluation and follow-up procedures specified in
Section 1009 of the Company Guide.

In response to the Warning Letter, and as represented in the Company's notice to the AMEX on May 15, 2006, the Company intends to seek the election of an independent member of the Board of Directors who satisfies the independence standards specified in Section 121(A) of the Company Guide and Rule 10A-3 under the Securities Exchange Act at the Company's next annual shareholder's meeting (November, 2006), if the vacancy is not sooner filed by the Board of Directors, and appoint the additional independent member of the Board of Directors to the Audit Committee to serve with the two remaining members. Until the appointment of the additional independent member of the Board of Directors to the Audit Committee, the Audit Committee of the Company will consist of two members.

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Paragraph (c) of Item 3.01

The information concerning the issuance of a public reprimand letter or similar communication indicating that the Company has violated a rule or standard for continued listing on the exchange, in lieu of suspending trading in or delisting the Company's securities, referred to in Paragraph (a) of Item 3.01 is incorporated in this Paragraph (c) of Item 3.01 by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            WELLCO ENTERPRISES, INC., Registrant

                                            /s/ Lee Ferguson
                                            -----------------------------
May 22, 2006                                Lee Ferguson, President

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